EXHIBIT 10.10.1
     Each of the parties identified in the table below is party to an employment agreement with Endologix, Inc. in substantially the form attached as Exhibit 10.42 to Endologix, Inc.’s Annual Report on Form 10-K, filed with the SEC on March 27, 2003. Each party’s employment agreement is identical except for such party’s position, the reporting party and the commencement date of the agreement, which are set forth in the table below.

Name of Executive	Title	Reporting Party(ies)	Commencement Date

Franklin D. Brown	Chairman	Board of Directors	October 18, 2002

Paul McCormick	President and Chief Executive Officer	Board of Directors	October 18, 2002

Karen Uyesugi(1)	Vice President, Clinical and Regulatory Affairs	Chief Executive Officer	October 18, 2002

Stefan Schreck	Vice President, Research and Development	Chief Executive Officer	February 23, 2004

Robert J. Krist	Chief Financial Officer	Chief Executive Officer	August 16, 2004

Janet Fauls	Vice President, Regulatory, Quality and Clinical Affairs	Chief Executive Officer	November 16, 2007

(1)	Ms. Uyesugi resigned as our Vice President, Clinical and Regulatory Affairs, effective as of November 16, 2007.